Exhibit 10.1

March 23, 2023

Zura Bio Limited (“Zura”) (f/k/a JATT Acquisition Corp)

4225 Executive Square, Suite 600

La Jolla, CA 92037

Re:  Additional Agreements relating to Amended and Restated Forward Purchase Agreement

Gentlemen:

Reference is made to that certain Amended and Restated Forward Purchase Agreement dated January 27, 2022 (“Forward Purchase Agreement”) as amended pursuant to that certain Amendment No. 2 to Forward Purchase Agreement (“Amendment No. 2”) dated as of March 8, 2023, among JATT Acquisition Corp, a Cayman Islands exempted company (the “Company”), and Athanor Master Fund, LP (“AMF”) and Athanor International Master Fund, LP (“AIMF”) (AMF and AIMF are, collectively, the “Purchasers”). Capitalized terms used and not otherwise defined herein have the meanings assigned to them in the Agreement. The Company and the Purchasers are herein referred to as the “Parties.”

In consideration of the mutual promises contained in this letter agreement (this “Letter Agreement”), to induce the Parties to enter into the Letter Agreement and consummate the transactions contemplated thereby and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties hereto acknowledge and agree as follows:

1.	The Parties hereby enter into this Letter Agreement for the sole purpose of amending the terms of Amendment No. 2.

2.	Section 12 of Amendment No. 2 is hereby replaced in its entirety and amended to read as follows:

Lock-up; Transfer Restrictions. The Purchasers agree that the Forward Purchase Backstop Shares shall be subject to the same lock-up and transfer restrictions as provided in the FPA.

The Amendment Shares shall be subject to the same lock-up and transfer restrictions as provided in the FPA, except that, in all events, the Amendment Shares shall continue to be subject to such lock-up and transfer restrictions until midnight, New York City time, on March 20, 2024, regardless of whether such restrictions have ceased to apply to the other shares governed by the terms of the FPA (and notwithstanding any provisions of the FPA to the contrary).

3.	Any term of this Letter Agreement may be amended, terminated or waived only with the written consent of the Parties.

4.	This Letter Agreement is governed by the laws of the state of New York, regardless of the laws that might otherwise govern under applicable principles of choice of law.

5.	This Letter Agreement may be executed in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act or other applicable law) or other transmission method and any counterpart so delivered will be deemed to have been duly and validly delivered and be valid and effective for all purposes.

6.	Each Party (a) hereby irrevocably and unconditionally submits to the personal jurisdiction of the federal or state courts located in New York for the purpose of any suit, action, or other proceeding arising out of or based upon this Letter Agreement; (b) will not commence any suit, action or other proceeding arising out of or based upon this Letter Agreement except in the federal or state courts located in New York; and (c) hereby waives, and will not assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject to the personal jurisdiction of the federal or state courts located in New York, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement, or the subject matter hereof and thereof may not be enforced in or by the federal or state courts located in New York.

EACH PARTY HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS LETTER AGREEMENT, THE OTHER TRANSACTION DOCUMENTS, THE SECURITIES OR THE SUBJECT MATTER HEREOF OR THEREOF. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS (INCLUDING NEGLIGENCE), BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THIS SECTION HAS BEEN FULLY DISCUSSED BY EACH OF THE PARTIES HERETO AND THESE PROVISIONS WILL NOT BE SUBJECT TO ANY EXCEPTIONS. EACH PARTY HERETO HEREBY FURTHER WARRANTS AND REPRESENTS THAT SUCH PARTY HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTY KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

[Signature page follows.]

Very truly yours,

ATHANOR MASTER FUND, LP

By: Athanor Capital Partners, LP, its general partner
By: Athanor Capital Partners GP, LLC, its general partner

By:	/s/ Parvinder Thiara
Name: Parvinder Thiara
Title: Authorized Signatory

ATHANOR INTERNATIONAL MASTER FUND, LP

By: Athanor Capital Partners, LP, its general partner
By: Athanor Capital Partners GP, LLC, its general partner

By:	/s/ Parvinder Thiara
Name: Parvinder Thiara
Title: Authorized Signatory

Address for Notices: Athanor Capital, LP parvinder.thiara@athanorcapital.com

[Signature Page to Letter Agreement]

Agreed to and accepted by:

Zura bio limited

By:	/s/ Someit Sidhu
Name: Someit Sidhu
Title: Chief Executive Officer

[Signature Page to Letter Agreement]